Oppenheimer
Global Fund

Prospectus dated January 28, 2002

                                                             Oppenheimer Global Fund is a mutual fund. It seeks
                                                             capital appreciation by investing mainly in common
                                                             stocks of U.S. and foreign companies.
                                                                      This Prospectus contains important information
                                                             about the Fund's objective, its investment policies,
                                                             strategies and risks. It also contains important
                                                             information about how to buy and sell shares of the
                                                             Fund and other account features. Please read this
                                                             Prospectus carefully before you invest and keep it for
                                                             future reference about your account.

As with all mutual funds, the Securities
and Exchange Commission has not approved or disapproved
the Fund's securities nor has it determined that
this Prospectus is accurate or complete.
It is a criminal offense to represent otherwise.

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CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink

                  OppenheimerFunds Internet Website
                  Retirement Plans

                  How to Sell Shares
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

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A B O U T   T H E   F U N D
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The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?  The Fund seeks capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN?  The Fund invests mainly in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.  The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

         The Fund is not required to allocate its investments in any set percentages in any particular countries.  As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States).  Typically the Fund invests in a number of different countries.  These investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the
Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential.  He uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

         The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:
     o Stocks of small-, medium- and large-cap growth-oriented companies worldwide,
o        Companies that stand to benefit from global growth trends,
     o Businesses with strong competitive positions and high demand for their products or services.
o        Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

         In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking capital growth in their investment over the long term from a fund that invests in the U.S. and abroad. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund investing in stocks and foreign securities. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. Because of its focus on long-term growth opportunities, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

         All investments carry risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the
Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other  funds having a similar objective.

RISKS OF INVESTING IN STOCKS.  Stocks fluctuate in price, and their short-term volatility at times may be great.
Because the Fund currently invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.  A variety of factors can affect the price of a particular stock, and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. While the Fund currently invests mainly in securities of large and medium-size companies, it also buys stocks of small companies which may have more volatile stock prices.

     o Industry Focus. At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o Cyclical Opportunities. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.

RISKS OF FOREIGN INVESTING.  The Fund normally invests a substantial percentage of its assets in foreign securities. While foreign securities may offer special investment opportunities, there are also special risks.

         The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S.
dollar value of securities denominated in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. companies are subject. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. These risks could cause the prices of foreign stocks to fall, and could therefore depress the Fund's share prices.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.
There is no assurance that the Fund will achieve its investment objective. In the short term, domestic and foreign stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. The
Fund does not seek income from debt securities to try to reduce the volatility of its share prices. The Fund generally may be less volatile than funds focusing on investments in emerging markets or small-cap stocks, but the Fund has greater risks than funds that focus solely on large-cap domestic stocks or stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

The Fund's Performance

         The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index.
The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than shown above.

During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 36.38%
(4Q'99) and the lowest return (not annualized) for a calendar quarter was -17.77% (3Q'01).

------------------------------- ---------------------------- ---------------------------- ----------------------------

Average Annual Total Returns
for the year ended December               1 Year                       5 Years                     10 Years
31, 2001                        (or life of class, if less)  (or life of class, if less)  (or life of class, if less)

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Class A Shares                            -16.87%                      13.49%                       11.83%
(inception 12/22/69)

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

MSCI World Index                          -16.52%                       5.74%                        8.52%

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Class B Shares                            -16.84%                      13.71%                       14.25%
(inception 8/17/93)

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Class C Shares                            -13.36%                      13.95%                       13.97%
(inception 10/2/95)

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Class N Shares                            -7.89%                         N/A                          N/A
(inception 3/1/01)

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Class Y Shares                            -11.66%                      16.22%                         N/A
(inception 11/17/98)

------------------------------- ---------------------------- ---------------------------- ----------------------------

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and  2%
(5-years); for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. Because Class
B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include the contingent deferred sales charge and uses Class A performance for the period after conversion. There is no sales charge for Class Y. Total returns for Class N are cumulative and are not annualized.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance for Class A shares is compared to the
Morgan Stanley Capital International World Index, an unmanaged index of issuers listed on the stock exchanges of
20 foreign countries and the U.S.  The index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the Fund may have investments that vary from those in the index.

Fees and Expenses of the Fund

         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account
transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended September 30, 2001.

Shareholder Fees (charges paid directly from your investment):
----------------------------- ----------------------------------------------------------------------------------------

                                Class A     Class B Shares    Class C Shares      Class N Shares     Class Y Shares
                                 Shares

----------------------------- --------------------------------------------------------------------- ------------------
----------------------------- ------------- ---------------- ------------------ --------------------------------------

Maximum Sales Charge (Load)
on purchases                     5.75%           None              None                None               None
(as % of offering price)

----------------------------- --------------------------------------------------------------------- ------------------
----------------------------- ----------------------------------------------------------------------------------------

Maximum Deferred Sales
Charge (Load) (as % of the
lower of the original            None1            5%2               1%3                1%4                None
offering price or
redemption proceeds)

----------------------------- ------------- ---------------- ------------------ ------------------- ------------------
  -------------------------------- --------------- --------------- -------------- ---------------- ----------------

  Redemption Fee (as a
  percentage of total redemption       2.00%           2.00%           2.00%           2.00%            2.00%
  proceeds)5

  -------------------------------- --------------- --------------- -------------- ---------------- ----------------

   1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
   2. Applies to redemptions in first year after purchase.  The contingent  deferred sales charge declines to 1% in
the sixth     year and is eliminated after that.
   3. Applies to shares redeemed within 12 months of purchase.
   4. Applies to shares redeemed within 18 months of retirement plan's first purchase.
   5. The redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.  See "How to Sell Shares" for more information on when the redemption fee will apply.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------- ------------- ---------------- ------------------ ------------------- ------------------
                              Class A       Class B          Class C            Class N             Class Y
                              Shares        Shares           Shares             Shares              Shares
----------------------------- ------------- ---------------- ------------------ ------------------- ------------------
----------------------------- ------------- ---------------- ------------------ ------------------- ------------------
Management Fees
                              0.67%         0.67%            0.67%              0.67%               0.67%
----------------------------- ------------- ---------------- ------------------ ------------------- ------------------
----------------------------- ------------- ---------------- ------------------ ------------------- ------------------
Distribution and/or
Service (12b-1) Fees             0.23%           1.00%       1.00%              0.50%               None
----------------------------- ------------- ---------------- ------------------ ------------------- ------------------
----------------------------- ------------- ---------------- ------------------ ------------------- ------------------

Other Expenses                   0.22%           0.22%             0.22%        0.24%               0.39%

----------------------------- ------------- ---------------- ------------------ ------------------- ------------------
----------------------------- ------------- ---------------- ------------------ ------------------- ------------------

Total Annual Operating
Expenses                         1.12%           1.89%             1.89%        1.41%               1.06%

----------------------------- ------------- ---------------- ------------------ ------------------- ------------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal  expenses the Fund pays.  The "Other  Expenses" in the table are based on, among other things, the fees the Fund would  have paid if the  transfer  agent had not  waived a portion  of its fee under a  voluntary undertaking  to the Fund to limit  these  fees to 0.25% per  annum  for Class Y shares  and 0.35% per annum for all other  classes.  After  the  waiver,  the  actual  "Other  Expenses"  and  "Total  Annual  Operating  Expenses"  as
percentages of average daily net assets were 0.33% and 1.00%,  respectively,  for Class Y shares;  expenses for the other classes were not affected during the period shown.

EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest
$10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions, your expenses would be as follows:

------------------------------------ --------------------- -------------------- ------------------ -------------------
If shares are redeemed:                     1 Year               3 Years             5 Years           10 Years1
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class A Shares                               $683                 $911               $1,156              $1,860

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class B Shares                               $692                 $894               $1,221              $1,827

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class C Shares                               $292                 $594               $1,021              $2,212

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class N Shares                               $244                 $446                $771               $1,691

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class Y Shares                               $108                 $337                $585               $1,294

------------------------------------ --------------------- -------------------- ------------------ -------------------

------------------------------------ --------------------- -------------------- ------------------ -------------------
If shares are not redeemed:                 1 Year               3 Years             5 Years           10 Years1
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class A Shares                               $683                 $911               $1,156              $1,860

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class B Shares                               $192                 $594               $1,021              $1,827

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class C Shares                               $192                 $594               $1,021              $2,212

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class N Shares                               $144                 $446                $771               $1,691

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class Y Shares                               $108                 $337                $585               $1,294

------------------------------------ --------------------- -------------------- ------------------ -------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There is no sales charge on Class Y shares.

1.       Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES.  The allocation of the Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional
Information contains more detailed information about the Fund's investment policies and risks.

         The Manager tries to reduce risks by carefully researching securities before they are purchased. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and
by not investing too great a percentage of the Fund's assets in any one issuer.  Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry.

         However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity Investments.  While the Fund invests mainly in common stocks, it can buy other equity securities, such as preferred stocks, warrants and securities convertible into common stocks, which may be subject to credit risks and interest rate risks, as described in the Statement of Additional Information.  Currently, these are not a principal investment of the Fund.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Special Risks of Emerging and Developing Markets.  While the Fund currently focuses on investing in developed markets such as the U.S., Canada, Europe, Japan, Australia and New Zealand, it can also invest in emerging or developing markets.  Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets.  Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets.  Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis.  These investments may be very speculative.

         These countries might have less developed trading markets and exchanges.  Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country.  Economics of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.
Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments to seek increased returns or to try to hedge investment risks.  It does not do so currently to a significant degree.  In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, and forward contracts are examples of derivatives.

         Derivatives have risks. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share price could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

o        Hedging.  The Fund can buy and sell forward contracts, futures contracts, and put and call options.
              These are all referred to as "hedging instruments."  The Fund is not required to hedge to seek its objective. The Fund has limits on its use of hedging instruments and does not use them for speculative purposes.

              The Fund could buy and sell  options,  futures and forward  contracts  for a number of  purposes.  It might hedge to try to manage its exposure to changing  securities  prices.  Forward  contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

              Hedging  involves risks. If the Manager used a hedging  instrument at the wrong time or judged market conditions  incorrectly,  the strategy could reduce the Fund's return. The Fund could also experience losses if the  prices  of its  futures  and  options  positions  were not  correlated  with its other investments or if it could not close out a position because of an illiquid market.

Portfolio Turnover.  The Fund's investment process may cause the Fund to engage in active and frequent trading.
Therefore, the Fund may engage in short-term trading while trying to achieve its objective.  Portfolio turnover increases brokerage costs the Fund pays (and reduces performance). Additionally, securities trading can cause the
Fund to realize capital gains that       are distributed to shareholders as taxable distributions.

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies.  These would ordinarily be U. S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment advisor since January 1960.  The Manager and its subsidiaries and affiliates managed more than $120 billion in assets as of December 31, 2001, including other Oppenheimer funds with more than 5 million shareholder accounts.  The Manager is located at 498 Seventh Avenue, New York, New
York 10018.

Portfolio Manager.  The portfolio manager of the Fund is William L. Wilby. He is a Vice President of the Fund and
a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since October 1992. Mr. Wilby also serves as an officer and portfolio manager for other Oppenheimer funds.  He joined the Manager in 1991.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion,
0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion, 0.63% of the next $4 billion and 0.61% of average annual net assets in excess of $10 billion.  The Fund's management fee for the fiscal year ended September 30,
2001, was 0.67% of average annual net assets for each class of shares.

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A B O U T   Y O U R   A C C O U N T
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How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below.  The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer.  You can buy shares through any dealer, broker or                  financial
institution that has a sales agreement with the Distributor.  Your dealer will place           your order with
the Distributor on your behalf.

Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account                   Application and
return it with a check payable to "OppenheimerFunds Distributor, Inc."               Mail it to P.O. Box 5270,
Denver, Colorado 80217.  If you don't list a dealer on the                       application, the Distributor
will act as your agent in buying the shares.  However, we                    recommend that you discuss your
investment with a financial advisor before you make a              purchase to be sure that the Fund is
appropriate for you.

o        Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire.  The minimum investment is $2,500.  Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

     o Buying Shares Through OppenheimerFunds AccountLink.  With AccountLink, you pay for shares by electronic funds transfers from your bank account.  Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

     o Buying Shares Through Asset Builder Plans.  You may purchase shares of the Fund (and up to four other
         Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.  Details are in the Asset Builder Application and the
         Statement of Additional Information.

HOW MUCH MUST YOU INVEST?  You can buy Fund shares with a minimum initial investment of $1,000.  You can  make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.
     o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

     o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

     o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other
         Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value.  The Fund calculates the net asset value of each class of shares determined as               of
the close of The New York Stock Exchange, on each day the Exchange is open for                  trading (referred
to in this Prospectus as a "regular business day"). The Exchange                          normally closes at 4:00
P.M., New York time, but may close earlier on some days.  All                 references to time in this
Prospectus mean "New York time".

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value.  The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.  Because foreign securities trade in markets and
         exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on those days, when investors cannot buy or redeem shares.

         If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of
         Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.

The Offering Price.  To receive the offering price for a particular day, in most cases
the                           Distributor or its designated agent must receive your order by the time of day The
New                York Stock Exchange closes that day.  If your order is received on a day when
the                         Exchange is closed or after it has closed, the order will receive the next offering
price that             is determined after your order is received.

Buying Shares Through a Dealer.  If you buy shares through a dealer, your dealer must receive            the
order by the close of  The New York Stock Exchange and transmit it to the Distributor            so that it is
received before the Distributor's close of business on a regular business day                (normally 5:00 P.M.)
to receive that day's offering price. Otherwise, the order will receive            the next offering price that
is determined.

-------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares.  If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class A Shares.  If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans).  The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge.  That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
-------------------------------------------------------------------------------------------------------------------

Class N Shares.  If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within eighteen (18) months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class N Shares?" below.

Class Y Shares.  Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.
Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares.  You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.  For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

     o Investing for the Shorter Term.  While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares.
         That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of
           the Class B asset-based sales charge on the investment return for that class in the short-term.  Class
         C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

     o Investing for the Longer Term.  If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

Are There Differences in Account Features That Matter to You?  Some account features may             not be
available to Class B, Class C or Class N shareholders. Other features may not be                advisable
(because of the effect of the contingent deferred sales charge) for Class B, Class             C or Class N
shareholders. Therefore, you should carefully review how you plan to use                 your investment  account
before deciding which class of shares to buy.

           Additionally, the dividends payable to Class B, Class C  and Class N shareholders will be
reduced by the additional expenses borne by those classes that are not borne by Class A                shares,
such as the Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information.  Share certificates are not available
for                 Class B, Class C and Class N shares, and if you are considering using your shares
as                     collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker?  A financial advisor may receive different compensation for selling one class of shares than for selling another class.  It is
important to remember that Class B, Class C and Class N contingent deferred sales                       charges
and asset-based sales charges have the same purpose as the front-end sales                        charge on sales
of  Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.  The
Distributor                 may pay additional compensation from its own resources to securities dealers
or                            financial institutions based  upon the value of shares of the Fund owned by the
dealer or               financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix B to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions.  To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.  However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase.  A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

------------------------------- ---------------------------- ---------------------------- ----------------------------

                                 Front-End Sales Charge As    Front-End Sales Charge As
                                      a Percentage of        a Percentage of Net Amount    Commission As Percentage
                                      Offering Price                  Invested                 of Offering Price
Amount of Purchase

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Less than $25,000                          5.75%                        6.10%                        4.75%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

$25,000 or more but less than
$50,000                                    5.50%                        5.82%                        4.75%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

$50,000 or more but less than
$100,000                                   4.75%                        4.99%                        4.00%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

$100,000 or more but less
than $250,000                              3.75%                        3.90%                        3.00%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

$250,000 or more but less
than $500,000                              2.50%                        2.56%                        2.00%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

$500,000 or more but less
than $1 million                            2.00%                        2.04%                        1.60%
------------------------------- ---------------------------- ---------------------------- ----------------------------

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts").  Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge, except as provided below.  The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.  In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

              If you redeem any of those shares within an 18 month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.  That sales charge will be equal to 1.0% of the lesser of:

o        the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o        the original net asset value of the redeemed shares.

              The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all
              Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases  by Certain  Retirement  Plans.  There is no initial  sales  charge on purchases of Class A shares of any one or more  Oppenheimer  funds by  retirement  plans that have $10  million  or more in plan  assets and that have entered into a special  agreement with the Distributor and by retirement  plans which are part of a retirement plan product or  platform  offered  by  certain  banks,  broker-dealers,  financial  advisors,  insurance  companies  or recordkeepers  which have entered into a special  agreement with the  Distributor.  The Distributor  currently pays dealers  of  record  concessions  in an  amount  equal to 0.25% of the  purchase  price of Class A shares  by those retirement  plans from its own  resources at the time of sale,  subject to certain  exceptions  as described in the
Statement of Additional  Information.  There is no  contingent  deferred  sales charge upon the  redemption of such shares.

Can You Reduce Class A Sales Charges?  You may be eligible to buy Class A shares at
reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of                       Intent,
as described in "Reduced Sales Charges" in the Statement of Additional                             Information.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per                   share without
an initial sales charge. However, if Class B shares are redeemed within 6                 years of the beginning
of the calendar month of their purchase, a contingent deferred sales             charge will be deducted from the
redemption proceeds. The Class B contingent deferred               sales charge is paid to compensate the
Distributor for its expenses of providing                              distribution-related services to the Fund
in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

----------------------------------------------------------------------------------------------------------------------
Years Since Beginning of                         Contingent Deferred Sales Charge
Month in which Purchase                          On Redemptions in That Year
Order Was Accepted                               (As % of Amount Subject to Charge)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

0-1                                              5.0%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

1-2                                              4.0%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

2-3                                              3.0%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

3-4                                              3.0%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

4-5                                              2.0%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

5-6                                              1.0%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

6 and following                                  None
----------------------------------------------------------------------------------------------------------------------

In the table, a "year" is a 12-month period.  In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares.  Class B shares automatically convert to Class A shares 72 months after you purchase them.  This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.  When any Class B shares you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares.  For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar  month of  their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES?   As discussed above, Class N shares are offered only through retirement plans
(including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or
100 or more eligible participants. Non-retirement plan investors cannot buy Class N shares directly.

A contingent deferred sales charge of 1.00% will be imposed if:

o        The retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all
     Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within
     18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or

o        With respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan.  Instructions for purchasing, redeeming, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES?  Class Y shares are sold at net asset value per share  without  sales  charge  directly to certain  institutional  investors,  such as insurance  companies,  registered  investment companies and employee benefit plans,  that have special  agreements  with the Distributor  for this purpose.  For example,  Massachusetts
Mutual Life  Insurance  Company,  an affiliate of the  Manager,  may purchase  Class Y shares of the Fund and other
Oppenheimer funds (as well as Class
Y shares of funds  advised  by Mass  Mutual)  for asset  allocation  programs,  investment  companies  or  separate investment  accounts  it  sponsors  and offers to its  customers.  Individual  investors  cannot buy Class Y shares directly.

         While  Class Y shares are not  subject to initial or  contingent  deferred  sales  charges or  asset-based sales  charges,  an  institutional  investor  buying the shares for its  customers'  accounts may impose charges on those accounts.  The procedures for purchasing,  redeeming,  exchanging,  or transferring  the Fund's other classes of shares  (other  than the time those  orders  must be received by the  Distributor  or Transfer  Agent),  and the special  account  features  available to purchasers of those other  classes of shares  described  elsewhere in this
Prospectus do not apply to Class Y shares.  Instructions  for  purchasing,  redeeming,  exchanging or  transferring
Class Y shares must be submitted by the institutional  investor,  not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares.  The Fund has adopted a Service Plan for Class A shares. It reimburses the
Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.
Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund.  The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares.  The Fund has adopted Distribution and
Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts.  Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares.  The
Distributor also receives a service fee of 0.25% per year under each plan.

         The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% and increase Class N expenses by up to 50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares.  The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year, the
Distributor pays the service fees to dealers on a quarterly basis.  The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays sales concessions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price, subject to certain exceptions as described in the Statement of
Additional Information.  The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price, subject to certain exceptions as described in the Statement of Additional Information.  The Distributor
pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding or a year or more.

         The Distributor currently pays sales concessions of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale.  Including the advance of the service fee the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.00% of the purchase price, subject to certain exceptions as described in the Statement of Additional Information. The Distributor
retains the asset-based sales charge on Class N shares.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
     o transmit funds electronically to purchase shares by telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder Plans, or
     o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.
         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457.  The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK.  PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone.  PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special
PhoneLink number, 1.800.533.3310.

Purchasing Shares.  You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310.  You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares.  With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares.  You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.  Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX?  You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).  Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE.  You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at HTTP://WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed
                                             -------------------------------
in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.  At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS.  The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE.  If you redeem some or all of your Class A or Class B shares of the Fund, you have up to
6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge.  This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them.  This privilege does not apply to Class C, Class N or Class Y shares.  You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:

Individual Retirement Accounts (IRAs).  These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and
Education IRAs.

SEP-IRAs.  These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.

403(b)(7) Custodial Plans.  These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

401(k) Plans.  These are special retirement plans for businesses.

Pension and Profit-Sharing Plans.  These plans are designed for businesses and self-employed individuals.

       Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

         You can sell (redeem) some or all of your shares on any regular business day.  Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.  The Fund lets you sell your shares by writing a letter or by telephone.  You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the
Transfer Agent first, at 1.800.525.7048, for assistance.

         The Fund  assesses  a 2% fee on the  proceeds  of Fund  shares  that are  redeemed  (either  by selling or exchanging  to another  Oppenheimer  fund)  within 30 days of their  purchase.  The  redemption  fee is paid to the
Fund, and is intended to offset the trading costs,  market impact and other costs  associated with short-term money movements in and out of the Fund.  The  redemption  fee is imposed to the extent that Fund shares  redeemed  exceed
Fund  shares  that have been held more than 30 days.  For shares of the Fund  acquired  by  exchange,  the  holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

         The redemption fee is not imposed on shares:  (1) held in certain omnibus accounts,  including  retirement plans qualified  under Sections 401(a) or 401(k) of the Internal  Revenue Code,  Section  403(b)(7)  custodial plan accounts,  or plans  administered as college savings  programs under Section 529 of the Internal  Revenue Code, (2)
redeemed under  automatic  withdrawal  plans or pursuant to automatic  re-balancing in  OppenheimerFunds  Portfolio
Builder  accounts,  (3) redeemed due to death or disability of the  shareholder,  or (4) redeemed from accounts for which the dealer,  broker or financial  institution  of record has entered into an agreement  with the  Distributor for this purpose.

Certain Requests Require a Signature Guarantee.  To protect you and the Fund from fraud,               the
following redemption requests must be in writing and must include a signature                        guarantee
(although there may be other situations that also require a signature guarantee):
o        You wish to redeem more than $100,000 and receive a check
     o The redemption check is not payable to all shareholders listed on the account statement
     o The redemption check is not sent to the address of record on your account statement
     o Shares are being transferred to a Fund account with a different owner or name
     o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions.  Including:
         o    a U.S. bank, trust company, credit union or savings association,
         o    a foreign bank that has a U.S. correspondent bank,
         o    a U.S. registered dealer or broker in securities, municipal securities or government securities, or
         o    a U.S. national securities exchange, a registered securities association or a clearing agency.

         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts.  There are special procedures to sell shares in
an                                          OppenheimerFunds retirement plan account. Call the Transfer Agent for
a distribution                  request form. Special income tax withholding requirements apply to distributions
from                 retirement plans. You must submit a withholding form with your redemption request
to                avoid delay in getting your money and if you do not want tax withheld. If your
employer              holds your retirement plan account for you in the name of the plan, you must ask the
plan             trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire.  While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate.  It must be a commercial bank that is a member of the Federal Reserve wire system.  The minimum redemption you can have sent by wire is $2,500.  There is a $10 fee for each wire.  To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOW DO YOU SELL SHARES BY MAIL?   Write a letter of instructions that includes:
     o Your name
     o The Fund's name
     o Your Fund account number (from your account statement)
     o The dollar amount or number of shares to be redeemed
     o Any special payment instructions
     o Any share certificates for the shares you are selling
     o The signatures of all registered owners exactly as the account is registered, and
     o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for requests by mail:      Send courier or express requests to:
OppenheimerFunds Services                            OppenheimerFunds Services
P.O. Box 5270                                                 10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270                          Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by telephone.  To receive the redemption price calculated on a particular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days.  You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.

         o        To redeem shares through a service representative, call 1.800.852.8457
         o        To redeem shares automatically on PhoneLink, call 1.800.533.3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits On Amounts Redeemed By Telephone?

Telephone Redemptions Paid by Check.  Up to $100,000 may be redeemed by telephone in any 7-day period.  The check must be payable to all owners of record of the shares and must be sent to the address on the account statement.
This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the redemption.  You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed.  There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell the securities to pay for the redemption proceeds.  No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmission by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.  Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A,  Class B,
Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver
                                           ---
when you place your redemption request). With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if:

o        The retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all
     Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within
     18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or,

o        With respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value.  A contingent deferred sales charge is not imposed on:

     o the amount of your account value represented by an increase in net asset value over the initial purchase price,
     o shares purchased by the reinvestment of dividends or capital gains distributions, or
     o shares redeemed in the special circumstances described in Appendix B to the Statement of Additional
         Information.

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
         1.  shares acquired by reinvestment of dividends and capital gains distributions,
         2.  shares held for the holding period that applies to that class, and
         3.  shares held the longest during the holding period.

          Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds.  However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that is still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

         Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.  Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
o        Shares of the fund selected for exchange must be available for sale in your state of residence.
o        The prospectuses of both funds must offer the exchange privilege.
o        You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
     o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o Before exchanging into a fund, you must obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in  the other Oppenheimer funds.  For example, you can exchange Class A shares of this Fund only for Class A shares of another fund.  In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of
Additional Information or obtain one by calling a service representative at 1.800.525.7048.  That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests.  Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account.  Send it to the Transfer Agent at the address on the back cover.  Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.  Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
     o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.  However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same-day exchange.
     o   The  interests  of the Fund's  long-term  shareholders  and its ability to manage its  investments  may be adversely  affected  when its shares are  repeatedly  bought and sold in  response  to  short-term  market fluctuations--also  known as "market  timing." When large dollar  amounts are involved,  the Fund may have difficulty  implementing long-term investment strategies,  because it cannot predict how much cash it will have to invest.  Market timing also may force the Fund to sell  portfolio  securities  at  disadvantageous times to raise the cash needed to buy a market  timer's  Fund  shares.  These  factors may hurt the Fund's performance  and its  shareholders.  When the Manager  believes  frequent  trading would have a disruptive effect on the Fund's  ability to manage its  investments,  the  Manager  and the Fund may reject  purchase orders and  exchanges  into the Fund by any person,  group or account  that the  Manager  believes to be a market timer.

     o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
     o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o        The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. Further details are set forth following the first paragraph under "How to Sell Shares" on page 23.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net           asset value
is suspended, and the offering may be suspended by the Board of Trustees at any        time the Board believes it
is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified,            suspended or
terminated by the Fund at any time.  The Fund will provide you notice                      whenever it is
required to do so by applicable law. If an account has more than one owner,           the Fund and the Transfer
Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the
account unless the Transfer Agent receives cancellation instructions from an owner of the            account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and         has adopted
other procedures  to confirm that telephone instructions are genuine, by                      requiring callers
to provide tax identification numbers and other account data or by using

        PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will         not be
liable for losses or expenses arising out of telephone instructions where reasonably            believed to be
genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all           required
documents in proper form.  From time to time, the Transfer Agent in its                     discretion may waive
certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in
NETWORKING through the National Securities Clearing Corporation are responsible for          obtaining their
clients' permission to perform those transactions, and are responsible to their         clients who are
shareholders of the Fund if the dealer performs any transaction erroneously          or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares.  The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, by AccountLink or by Federal
Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange
Commission, payment may be delayed or suspended.  For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared.  That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or
Employer Identification Number when you sign your application, or if you under-report your income to the Internal
Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048.
You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income, if any, annually and to those dividends to shareholders in December on a date selected by the Board of Trustees.
Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class
B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y.  The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS?  When you open your account, specify on your application how you want to receive your dividends and distributions.  You have four options:

Reinvest All Distributions in the Fund.  You can elect to reinvest all dividends and capital                gains
distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains.  You can elect to reinvest some distributions (dividends,         short-term
capital gains or long-term capital gains distribution) in the Fund while receiving          other types of
distributions by check or having them sent to your bank account through                 AccountLink.

Receive All Distributions in Cash.  You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account.  You can reinvest all           distributions in
the same class of shares of another OppenheimerFunds account you have              established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.  Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

         Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Distribution."  If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions.  Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares.  A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.  Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past
5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED SEPTEMBER 30,                 2001             2000            1999             1998         1997
=============================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 67.48          $ 49.50         $ 38.34          $ 49.32    $   39.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .20              .26             .17             1.08          .32
 Net realized and unrealized gain (loss)               (15.68)           22.20           14.37            (5.49)       11.91
                                                     ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.48)           22.46           14.54            (4.41)       12.23
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --             (.32)           (.39)            (.83)        (.53)
 Dividends in excess of net investment income              --             (.04)             --               --           --
 Distributions from net realized gain                  (11.96)           (4.12)          (2.99)           (5.74)       (1.38)
                                                     ------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)           (4.48)          (3.38)           (6.57)       (1.91)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $40.04           $67.48          $49.50           $38.34       $49.32
                                                     ========================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   (27.10)%          47.13%          40.05%           (9.85)%      32.85%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $4,876,120       $6,225,967      $3,780,168       $2,904,763   $3,407,837
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $5,851,970       $5,555,437      $3,475,038       $3,381,204   $2,869,142
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                   0.42%            0.41%           0.37%            0.96%        0.74%
 Expenses                                                1.12%            1.08%           1.16%            1.14%(3)     1.13%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%              62%             68%              65%          66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B         YEAR ENDED SEPTEMBER 30,                 2001               2000          1999             1998        1997
=============================================================================================================================

PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 65.26            $ 48.05       $ 37.32          $ 48.19     $ 38.19
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            (.06)              (.19)         (.16)             .69        (.04)
 Net realized and unrealized gain (loss)               (15.13)             21.52         13.99            (5.31)      11.68
                                                     ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.19)             21.33         13.83            (4.62)      11.64
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --                 --          (.11)            (.51)       (.26)
 Dividends in excess of net investment income              --                 --            --               --          --
 Distributions from net realized gain                  (11.96)             (4.12)        (2.99)           (5.74)      (1.38)
                                                     ------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)             (4.12)        (3.10)           (6.25)      (1.64)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $38.11             $65.26        $48.05           $37.32      $48.19
                                                     ========================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   (27.68)%            46.01%        38.99%          (10.56)%     31.77%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $1,386,315         $1,948,901    $1,250,245         $897,473    $897,380
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $1,731,624         $1,779,871    $1,121,639         $965,647    $691,844
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                           (0.35)%            (0.38)%       (0.40)%           0.20%      (0.23)%
 Expenses                                                1.89%              1.85%         1.94%            1.91%(3)    1.94%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%                62%           68%              65%         66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

CLASS C         YEAR ENDED SEPTEMBER 30,                 2001               2000          1999             1998        1997
=============================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 66.09           $  48.63       $ 37.79          $ 48.77     $ 38.73
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             .07                .06          (.08)             .75        (.08)
 Net realized and unrealized gain (loss)               (15.49)             21.54         14.07            (5.42)      11.86
                                                      ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.42)             21.60         13.99            (4.67)      11.78
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --               (.02)         (.16)            (.57)       (.36)
 Dividends in excess of net investment income              --                 --(1)         --               --          --
 Distributions from net realized gain                  (11.96)             (4.12)        (2.99)           (5.74)      (1.38)
                                                      ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)             (4.14)        (3.15)           (6.31)      (1.74)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $38.71             $66.09        $48.63           $37.79      $48.77
                                                      ======================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                   (27.67)%            46.01%        38.97%          (10.53)%     31.76%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $418,525           $404,312      $152,620          $90,707     $60,387
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $448,751           $287,843      $125,334          $79,398     $35,371
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                           (0.33)%            (0.29)%       (0.38)%           0.23%      (0.86)%
 Expenses                                                1.89%              1.85%         1.94%            1.91%(4)    1.94%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%                62%           68%              65%         66%

1. Less than $0.005 per share.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N                                                                          PERIOD ENDED SEPTEMBER 30 2001(1)
===================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                                                   $ 50.13
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                                      .01
 Net realized and unrealized gain (loss)                                                                 (10.16)
                                                                                                       -------------
 Total income (loss) from
 investment operations                                                                                   (10.15)
--------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                                        --
 Dividends in excess of net investment income                                                                --
 Distributions from net realized gain                                                                        --
                                                                                                       -------------
 Total dividends and/or distributions
 to shareholders                                                                                             --
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                          $39.98
                                                                                                       =============

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                                                     (20.25)%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                                $5,971
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                                       $1,717
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                                                     0.13%
 Expenses                                                                                                  1.41%
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                     36%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

CLASS Y              YEAR ENDED SEPTEMBER 30,                   2001               2000          1999
=======================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                        $ 67.53            $ 49.54       $ 42.38
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                           .22                .64           .63
 Net realized and unrealized gain (loss)                      (15.68)             22.03         10.00
                                                            -------------------------------------------
 Total income (loss) from
 investment operations                                        (15.46)             22.67         10.63
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --               (.50)         (.48)
 Dividends in excess of net investment income                     --               (.06)           --
 Distributions from net realized gain                         (11.96)             (4.12)        (2.99)
 Total dividends and/or distributions
 to shareholders                                              (11.96)             (4.68)        (3.47)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $40.11             $67.53        $49.54
                                                            ===========================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                          (27.04)%            47.63%        27.11%

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                   $165,281           $203,252       $36,593
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                          $194,016           $136,515       $16,838
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                          0.54%              0.90%         1.07%
 Expenses                                                       1.06%              0.82%         0.78%
 Expenses, net of voluntary waiver of transfer agent fees       1.00%               N/A           N/A
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          36%                62%           68%

1. For the period from November 17, 1998 (inception of offering) to
September 30, 1999.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

FOR MORE INFORMATION ON
OPPENHEIMER GLOBAL FUND

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION
This document includes additional information about the Fund's investment policies, risks, and operations.
It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS
Additional information about the Fund's investments and performance is available in the Fund's Annual and
Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

-------------------------------------------------------------------------------------------------------------

How to Get More Information

-------------------------------------------------------------------------------------------------------------

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:
By Telephone:

Call OppenheimerFunds Services toll-free:
1.800.525.7048
By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270
On the Internet:
You can send us a request by e-mail or read or download documents on the OppenheimerFunds website:
WWW.OPPENHEIMERFUNDS.COM
------------------------
You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR
database on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies may be obtained after payment of a
                                          ------------------
duplicating fee by electronic request at the SEC's e-mail address: PUBLICINFO@SEC.GOV or by writing to the
                                                                   ------------------
SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.

The Fund's SEC File No.: 811-1810
PR0330.001.0102  Printed on recycled paper.

                                                 Appendix to Prospectus of
                                                  Oppenheimer Global Fund

         Graphic material included in the Prospectus of Oppenheimer Global Fund (the "Fund") under the heading
"Annual Total Returns (Class A) (as of 12/31 each year)":

         A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the ten most recent calendar years, without deducting sales charges.  Set forth below are the relevant data points that will appear on the bar chart.

         Calendar                                    Annual
         Year                                                 Total
         Ended                                                Returns

         12/31/92                                    -14.20%
         12/31/93                                    42.63%
         12/31/94                                    - 3.11%
         12/31/95                                    16.59%
         12/31/96                                    17.52%
         12/31/97                                    21.82%
         12/31/98                                    12.71%
         12/31/99                                    58.48%
         12/31/00                                    4.06%
         12/31/01                                    -11.80%